UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023 (August 18, 2023)

ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

412-992-2500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 18, 2023, Arsenal AIC Parent LLC (“Parent”), a Delaware limited liability company, completed the previously announced acquisition of Arconic Corporation, a Delaware corporation (“Arconic”), pursuant to the terms of the Agreement and Plan of Merger, dated as of May 4, 2023 (the “Merger Agreement”), by and among Arconic, Parent, and Arsenal AIC MergeCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  Pursuant to the Merger Agreement, Merger Sub merged with and into Arconic (the “Merger”), with Arconic surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent.  Parent and Merger Sub are affiliates of funds managed by affiliates of Apollo Global Management, Inc., and the transaction includes a minority investment from Irenic Capital Management LP.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of Arconic (each such share, a “Share” and collectively, the “Arconic Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (a) Shares issued and outstanding immediately prior to the Effective Time that were owned or held in treasury by Arconic, or otherwise owned or held by any wholly owned subsidiary of Arconic or by Parent or any of its direct or indirect wholly owned subsidiaries (including Merger Sub), other than, in each case, Shares held in a fiduciary, representative or other capacity on behalf of third parties and (b) Shares that were issued and outstanding immediately prior to the Effective Time and were held by holders that did not vote in favor of the adoption of the Merger Agreement or consent thereto in writing and properly exercised appraisal rights with respect to such Shares in accordance with, and complied with, Section 262 of the General Corporation Law of the State of Delaware and did not fail to perfect, effectively withdraw or lose their right to appraisal and payment under Delaware law with respect to such Shares), were automatically converted into the right to receive $30.00 per share in cash, without interest (the “Merger Consideration”).

At the Effective Time, on the terms and subject to the conditions of the Merger Agreement, each then-outstanding stock option award, restricted share unit award (a “Company RSU Award”) (other than Company RSU Awards granted after the date of the Merger Agreement), deferred stock unit award and performance-based Company RSU Award (a “Company PSU Award”) was cancelled in exchange for the Merger Consideration (less the applicable exercise price in the case of stock option awards).  The number of Shares subject to each Company PSU Award was determined in accordance with the award agreements by deeming the applicable performance goals to be achieved at the target level of performance, provided that with respect to any Company PSU Award for which fifty percent or more of the applicable performance period was completed as of the Effective Time, the number of Shares was determined based on actual performance for the portion of the applicable performance period that elapsed prior to the Effective Time.  Company RSU Awards granted on or after the date of the Merger Agreement (other than any such awards granted to non-employee members of the board of directors of Arconic, which were treated as described above) were cancelled and converted into a cash award equal to the product of (a) the number of Shares subject to such Company RSU Award as of immediately prior to the Effective Time multiplied by (b) the Merger Consideration, with such cash awards being subject to the same terms and conditions that applied to the Company RSU Award immediately prior to the Effective Time (including service-based vesting conditions).

Item 1.01.	Entry into a Material Definitive Agreement.

2030 Notes

Concurrently with the Effective Time, Parent, U.S. Bank Trust Company, National Association (the “Trustee”), Arconic and certain of Arconic’s subsidiaries (together with Arconic, the “Subsidiary Guarantors”) entered into the Supplemental Indenture No. 1 to the Indenture, dated as of August 10, 2023, among Parent, the subsidiary guarantors party thereto from time to time and the Trustee (the “2030 Notes Indenture”), governing Parent’s issuance of 8.000% Senior Secured Notes due 2030 with an initial aggregate principal amount of $700 million (the “2030 Notes”), pursuant to which Arconic and the other Subsidiary Guarantors agreed to guarantee Parent’s obligations under the 2030 Notes Indenture and the 2030 Notes. The 2030 Notes and the related guarantees are secured on a first-priority basis by substantially all assets of Parent and the Subsidiary Guarantors other than the ABL Priority Collateral (as defined below) (the “Notes Priority Collateral”) and on a second-priority basis by substantially all of Parent’s and the Subsidiary Guarantors’ inventory and accounts receivable and certain related assets (the “ABL Priority Collateral”) (subject, in each case, to certain exclusions and exceptions).  The 2030 Notes Indenture and the 2030 Notes include restrictive covenants, events of default and other provisions that are customary for obligations of this type.

2031 Notes

In addition, concurrently with the Effective Time, Arconic entered into an Indenture (the “2031 Notes Indenture”), among Parent, Arconic, the other Subsidiary Guarantors and the Trustee, governing Parent’s issuance of 11.500% Senior Notes due 2031 with an initial aggregate principal amount of $500 million (the “2031 Notes”).  Pursuant to the 2031 Notes Indenture, Arconic and the other Subsidiary Guarantors agreed to guarantee Parent’s obligations under the 2031 Notes Indenture and the 2031 Notes. The 2031 Notes and the related guarantees are unsecured obligations of Arconic and the other Subsidiary Guarantors.  The 2031 Notes Indenture and the 2031 Notes include restrictive covenants, events of default and other provisions that are customary for obligations of this type.

Term Loan Credit Agreement

In addition, concurrently with the Effective Time, Parent entered into the Term Loan Credit Agreement among Arsenal AIC Holdings II LLC (“Holdings”), Parent, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Term Loan Credit Agreement”), governing Parent’s term loan facility in an aggregate principal amount of $1,425 million, maturing on the seventh anniversary of the date hereof.  The obligations under the Term Loan Credit Agreement are secured on a first-priority basis on assets of Parent and the Subsidiary Guarantors constituting Notes Priority Collateral and a second-priority basis on assets of Parent and the Subsidiary Guarantors constituting ABL Priority Collateral (subject to certain exclusions and exceptions).  The Term Loan Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

ABL Credit Agreement

In addition, concurrently with the Effective Time, Parent entered into the Asset-Based Revolving Credit Agreement among Holdings, Parent, as borrower, the subsidiary borrowers party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto (the “ABL Credit Agreement”), governing Parent’s asset-based revolving loan facility that provides aggregate borrowing availability equal to the lesser of $1,200 million and the borrowing base, maturing on the fifth anniversary of the date hereof.  The obligations under the ABL Credit Agreement are secured on a first-priority basis on assets of Parent and the Subsidiary Guarantors constituting ABL Priority Collateral and a second-priority basis on assets of Parent and the Subsidiary Guarantors constituting Notes Priority Collateral (subject to certain exclusions and exceptions).  The ABL Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the occurrence of the Effective Time, Arconic repaid all loans and terminated all credit commitments outstanding under that certain Credit Agreement, dated as of May 13, 2020, among Arconic, the designated borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto, and Deutsche Bank AG New York Branch, as administrative agent.

In addition, concurrently with the occurrence of the Effective Time, Arconic redeemed all of the outstanding principal amount of its 6.000% First Lien Notes due 2025 issued pursuant to that certain Indenture, dated as of May 13, 2020, among Arconic, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee, at a redemption price equal to 101.500% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, August 18, 2023 (the “Redemption Date”) and all of the outstanding principal amount of its 6.125% Senior Secured Second-Lien Notes due 2028 issued pursuant to that certain Indenture, dated as of February 7, 2020, among Arconic, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee, at a redemption price equal to 103.063% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Arconic’s Form 8-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 4, 2023, and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions contained under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on August 18, 2023, Arconic notified the New York Stock Exchange (the “NYSE”) that the Merger had closed and requested that the NYSE (a) suspend trading of Arconic Common Stock, (b) remove Arconic Common Stock from listing on the NYSE prior to the open of trading on August 18, 2023 and (c) file with the Commission a notification of delisting of Arconic Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, Arconic Common Stock will no longer be listed on the NYSE.

Additionally, Arconic intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of Arconic Common Stock under Section 12(g) of the Exchange Act and the suspension of Arconic’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification of Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Arconic Common Stock immediately prior to such time ceased to have any rights as shareholders in Arconic (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of Arconic occurred.  Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into Arconic, with Arconic continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

In connection with the Merger, each of William F. Austen, Christopher L. Ayers, Margaret S. Billson, Jacques Croisetiere, Elmer L. Doty, Carol S. Eicher, Frederick A. Henderson, Ellis A. Jones, Timothy D. Myers, E. Stanley O’Neal and Jeffrey Stafeil resigned from the board of directors of Arconic and the committees thereof, effective as of the Effective Time.  No director resigned as a result of any disagreement with Arconic on any matter relating to Arconic’s operations, policies or practices.

In connection with the consummation of the Merger, Marcelo Morgueta was appointed to the board of directors of Arconic, effective as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, Arconic’s certificate of incorporation and bylaws were amended and restated in their entirety.  The Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of Arconic are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On August 18, 2023, Arconic issued a press release announcing the completion of the Merger.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1†
Agreement and Plan of Merger, dated as of May 4, 2023, by and among Arconic Corporation, Arsenal AIC Parent LLC and Arsenal AIC MergeCo, Inc. (incorporated by reference to Exhibit 2.1 to Arconic Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 4, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of Arconic Corporation.
3.2	Second Amended and Restated Bylaws of Arconic Corporation.
99.1	Press Release, dated as of August 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Arconic hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC; provided that Arconic may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Dated: August 18, 2023	By:	/s/ Adam Wheeler
	Name:	Adam Wheeler
	Title:	Vice President and Secretary